Balance Sheet Components - Schedule of finite lived intangible assets, future amortization expense (Detail) - Planet Labs Inc [Member] - USD ($) $ in Thousands	Oct. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
2022		$ 1,848
2023		1,579
2024		1,509
2025		367
2026		90
Thereafter		280
Total	$ 4,832	$ 5,673	$ 7,500